EXHIBIT 10.10


                              CHINA BROADBAND CORP.

                                 2000 STOCK PLAN



                               SECTION 1. PURPOSE

         The purposes of this 2000 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its Subsidiaries, and to promote the success of the Company's business and thereby enhance long-term shareholder value. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of the Code, and the regulations promulgated thereunder. Awards of Restricted Stock may also be made under this Plan.



                             SECTION 2. DEFINITIONS

         As used herein, the following definitions shall apply:

2.1      "Administrator" means the Board or any of its Committees appointed as
          -------------
permitted under this Plan.

2.2      "Applicable  Laws" means the legal  requirements  relating to stock
          ----------------
option plans, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.

2.3      "Award" means the grant of Restricted Stock or an Option to an Employee
          -----
or Consultant.

2.4      "Award Agreement" means a written agreement between the Company and a
          ---------------
Participant relating to an Award under the Plan.

2.5      "Board" means the Board of Directors of the Company.
          -----

2.6      "Cause" means willful misconduct with respect to, or that is harmful
          -----
to, the Company or any of its affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.


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2.7      "Change in Control" shall mean any of the following:
          -----------------

                  (a) the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined below), acting in concert. A "Permitted Shareholder" means a holder, as of the date of this Agreement, of voting capital stock of the Company;

                  (b) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the Company's shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

                  (c) the sale, transfer or other disposition of all or sub-stantially all of the assets of the Company; or

                  (d) in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

2.8      "Code" means the Internal Revenue Code of 1986, as amended.
          ----

2.9      "Committee"  means a  committee of  Directors  designated  by the Board
          ---------
to administer the Plan. To the extent Rule 16b-3 and/or Code Section 162(m) apply to the Company, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code.

2.10     "Common Stock" means the Common Stock of the Company.
          ------------

2.11     "Company" means China Broadband Corp., a Nevada corporation.
          -------


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2.12     "Consultant" means any person, including an advisor, an advisory  board
          ----------
member or director, who is engaged by the Company or any Parent or Subsidiary to render services.

2.13     "Continuous  Status as an Employee or Consultant"  means the absence of
          -----------------------------------------------
any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

2.14     "Disability" means permanent and total disability as defined in Code
          ----------
section 22(e)(3).

2.15     "Employee" means any person, including officers and directors, employed
          --------
by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a director shall not be sufficient to constitute "employment" of such director by the Company.

2.16     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

2.17     "Fair Market Value" means, as of any date, the fair market value of
          -----------------
Common Stock determined as follows:

                  (a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (b) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal, Bloomberg or such other source as the Administrator deems reliable; or

                  (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.18     "Good Reason" means the occurrence of any of the following events or
          -----------
conditions without the Participant's consent:

                  (a) a change in the Participant's status, title, position or responsibilities (including reporting responsibilities) that, in the Participant's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto;

                  (b) a significant reduction in the Participant's annual base salary that is not part of a Company-wide reduction of salaries;

                  (c) the Company's requiring the Participant to be based at any place outside a 50-mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company's business that is not materially greater than such travel requirements prior to the Change in Control; or

                  (d) the Company's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Participant was participating at the time of a Change in Control, including, but not limited to, the Plan, or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater).

2.19     "Incentive Stock  Option"  means an Option intended  to  qualify  as an
          -----------------------
incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

2.20    "Nonqualified  Stock Option" means an Option not intended to qualify as
         --------------------------
an Incentive Stock Option, as designated in the applicable Option Agreement.

2.21     "Option" means a stock option granted pursuant to the Plan.
          ------

2.22     "Option Agreement" means a written option agreement between the Company
          ----------------
and an Optionee.

2.23     "Optioned Stock" means the Common Stock subject to an Option.
          --------------

2.24     "Optionee" means an Employee or Consultant who receives an Option.
          --------

2.25     "Parent" means a "parent corporation", whether now or hereafter exist-
          -----
ing, as defined in Section 424(e) of the Code, or any successor provision.

2.26     "Participant" means an Employee or Consultant designated to be granted
          -----------
an Award under the Plan.


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


2.27     "Plan" means this 2000 Stock Plan.
          ----

2.28     "Reporting Person" means an officer,  director, or greater than ten
          ----------------
percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.29     "Restricted Stock" means Common Stock awarded to a Participant under
          ----------------
this Plan, subject to applicable restrictions.

2.30     "Restricted Stock Agreement" means a written restricted stock agreement
          --------------------------
between the Company and the Restricted Stock Holder.

2.31     "Restricted Stock Award" means the grant of Restricted Stock pursuant
          ----------------------
to the Plan.

2.32     "Restricted Stock Holder" means a Participant who receives Restricted
          -----------------------
Stock pursuant to the Plan.

2.33     "Rule 16b-3" means Rule 16b-3  promulgated  under the Exchange  Act, as
          ----------
the same may be amended from time to time, or any successor provision.

2.34     "Securities Act" means the Securities Act of 1933, as amended.
          --------------

2.35     "Share" means a share of the Common Stock, as may be adjusted as
          -----
permitted under the Plan.

2.36     "Stock  Exchange"  means any stock  exchange or  consolidated  stock
          ---------------
price reporting system on which prices for the Common Stock are quoted at any given time.

2.37     "Subsidiary"means a "subsidiary  corporation," whether now or hereafter
          ----------
existing, as defined in Section 424(f) of the Code, or any successor provision.



                      SECTION 3. STOCK SUBJECT TO THE PLAN

         Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is Eight Million (8,000,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed Eight Million (8,000,000) shares of Common Stock, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.



                      SECTION 4. ADMINISTRATION OF THE PLAN

4.1      Powers of the  Administrator.  Subject to the provisions of the Plan
         ----------------------------
and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

                  (a) to determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;

                  (b) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

                  (c) to determine whether and to what extent Awards are granted hereunder;

                  (d) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

                  (e) to approve forms of agreement for use under the Plan;

                  (f) to determine the number of shares of Restricted Stock to be granted hereunder;

                  (g) to construe and interpret the terms of the Plan and Awards granted under the Plan;

                  (h) to determine vesting schedules;

                  (i) to determine whether and under what circumstances an Award may be settled in Common Stock or other consideration instead of cash; and

                  (j) to make any other  determination and take any other action
         that  the   Administrator   deems   necessary  or  desirable   for  the
         administration of the Plan.

4.2      Effect of Administrator's  Decision.  All decisions,  determinations
         -----------------------------------
and interpretations of the Administrator shall be final and binding on all Participants.

4.3      Administration  Pursuant to Section 162(m). The Company expects to have
         ------------------------------------------
the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, as applicable.


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


                        SECTION 5. ELIGIBILITY FOR AWARDS

5.1      Recipients  of  Grants.  Restricted  Stock and  Nonqualified  Stock
         ----------------------
Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

5.2      Type of Award.  Each Award shall be  designated  in the Award Agreement
         -------------
as either an Incentive Stock Option or a Nonqualified Stock Option, or as Restricted Stock. If not so designated, the Award will be treated as a Nonqualified Stock Option. Notwithstanding any such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this requirement, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.



                          SECTION 6. AWARDS OF OPTIONS

6.1      Term of  Option.  The term of each  Option shall be the term  stated in
         ---------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

6.2      Option  Exercise  Price.  The per share  exercise price for the Shares
         -----------------------
to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, except that (i) in the case of an Incentive Stock Option that is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant, and (ii) in the case of an Incentive Stock Option that is granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

6.3      Consideration. The consideration to be paid for the Shares to be issued
         -------------
upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash or check, (ii) cancellation of indebtedness of the Company to Optionee, (iii) promissory note (subject to approval by the Company), (iv) surrender of other Shares that (A) have been owned by Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by Optionee as to which such Option shall be exercised, (v) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (vi) any combination of the foregoing methods of payment, or
(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

6.4      Vesting of Options
         ------------------

                  (a) Vesting  Schedule.  No Option will be exercisable until it
                      -----------------
         has vested. The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest in full over the course of four years from date of grant as follows: twenty five percent (25%) of the total number of Shares granted under the Option shall vest after one (1) year of Continuous Status as an Employee or Consultant; and the remaining seventy-five percent (75%) of the Shares granted under the Option shall vest pro rata monthly, on the same date of the month as the date of grant of the option, over the following thirty-six (36) months of Continuous Status as an Employee or Consultant. The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, a Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

                  (b) Acceleration of Vesting. The vesting of one or more
                      -----------------------
         outstanding Options may be accelerated by the Administrator at such times and in such amounts as it determines in its sole discretion. The vesting of Options may also be accelerated in connection with a corporate transaction, as described below.

6.5      Procedure for Exercise;  Rights as a Shareholder.  An Option shall be
         ------------------------------------------------
deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. An Option may not be exercised for a fraction of a Share. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment as described above. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6      Exercise After Termination of Employment or Consulting Relationship
         -------------------------------------------------------------------

                  (a)  Termination  of Employment  or  Consulting  Relationship.
                       --------------------------------------------------------
         Except as otherwise provided herein, in the event of termination of a Participant's Continuous Status as an Employee or Consultant with the Company, such Participant may exercise his or her Option to the extent that Participant was entitled to exercise it at the date of such termination, but only within three (3) months after the date of such termination, or such other longer period of time as is determined by the Administrator, provided that no Option which is exercised after such three month period will be treated as an Incentive Stock Option, and that in no event may an Option be exercised later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that Participant was not entitled to exercise the Option at the date of such termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this paragraph shall not apply if (i) Participant is a Consultant who becomes an Employee; or (ii) Participant is an Employee who becomes a Consultant; or (iii) Participant transfers employment among the company and its subsidiaries.

                  (b) Disability of Participant.  Notwithstanding the provisions
                      -------------------------
         set forth above, in the event of termination of a Participant's Continuous Status as an Employee or Consultant as a result of his or her Disability, Participant may, but only within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she is otherwise entitled to exercise it at the date of such termination. To the extent that Participant was not entitled to exercise the Option at the date of termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c)  Death of  Participant.  In the  event  of the  death of a
                       ---------------------
         Participant during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of Participant's Continuous Status as an Employee or Consultant, the
         Option may be exercised, at any time within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Participant was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Participant was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Participant or the Participant's estate (or, as applicable, heirs, personal representative, executor or administrator) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6.7      Rule 16b-3.  Options  granted to  Reporting  Persons  shall comply with
         ----------
Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

6.8      Buyout Provisions.  The Administrator may at any time offer to buy out
         -----------------
for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

6.9      Repurchase  Rights.  Prior to the Company's  listing on a recognized
         ------------------
Stock Exchange, the Company may have the right, as detailed in the Award Agreement, to repurchase any Shares issued in connection with an Award under this Plan upon Participant's cessation of Continuous Status as an Employee or Consultant. Furthermore, the Administrator shall have the discretion to authorize the issuance of unvested Shares pursuant to the exercise of an Option. In the event of termination of the Optionee's employment or services, all Shares issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such Shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Administrator and set forth in the agreement evidencing such right. All of the Company's outstanding repurchase rights under this Section are assignable by the Company at any time and shall remain in full force and effect in the event of a Change in Control; provided that if the vesting of Options is accelerated as permitted under the Plan, the repurchase rights under this Section shall terminate and all Shares subject to such terminated rights shall immediately vest in full. The Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more Shares purchased or purchasable by the Optionee under an Option and thereby accelerate the vesting of such Shares in whole or in part at any time.



                       SECTION 7. RESTRICTED STOCK AWARDS

7.1      Grant of Restricted  Stock Awards.  Each Restricted Stock Award (i)
         ---------------------------------
shall be for a number of Shares determined by the Administrator, and (ii) shall require the Restricted Stock Holder to maintain Continuous Status as an Employee or Consultant for a restricted period determined by the Administrator in order for the restrictions related to such Shares to lapse. The restrictions and the duration of the restricted period will be set forth in the Restricted Stock Agreement. The restricted period need not be the same for all Shares subject to the Restricted Stock Award. For vesting purposes, credit for service as an Employee or Consultant prior to the actual grant of the Restricted Stock Award may be given as part of the Restricted Stock Award.

7.2      Consideration for Restricted Stock Awards. Restricted Stock may be sold
         -----------------------------------------
or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes (subject to approval by the Plan Administrator), past services and future services.

7.3      Rights of a  Restricted  Stock  Holder.  Except for such  restrictions,
         --------------------------------------
and subject to provisions under the Plan relating to adjustments to Awards, conditions on issuance of shares, and termination of the Participant's relationship with the Company, a Restricted Stock Holder shall have all the rights of a shareholder, including but not limited to the right to receive all cash dividends paid on such Restricted Stock and the right to vote such Restricted Stock. Dividends paid in securities or other property or stock received in connection with a stock split or other distribution with respect to the Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

7.4      Vesting of Restricted  Stock. The  restrictions  imposed herein shall
         ----------------------------
lapse, and the Participant's rights in the Restricted Stock shall vest, in accordance with the schedule provided in the Restricted Stock Agreement. If not so specified in such Restricted Stock Agreement, the restrictions shall lapse according to the following schedule: restrictions on 25% of the Shares shall lapse after one year of Continuous Service as an Employee or Consultant; the remaining 75% of Shares shall vest pro rata monthly on the last day of each calendar month over the following 36 months of Continuous Service as an Employee or Consultant. Upon the vesting of the Restricted Stock awarded under the Plan, the Restricted Stock Holder shall be entitled to receive a certificate representing the number of shares of Restricted Stock as to which restrictions no longer apply, with the remaining shares of Restricted Stock subject to the foregoing restrictions. The Restricted Stock Holder shall execute a new stock power with respect to any remaining Shares which are restricted. The Restricted Stock Holder shall be entitled to receive certificates for any Restricted Stock as to which the Restricted Stock Holder's interest has become vested as provided herein, and the Company shall issue the Restricted Stock Holder such certificates.

7.5      Termination of Employment or Consulting Relationship.  If a Restricted
         ----------------------------------------------------
Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant for any reason (other than death or Disability), Restricted Stock theretofore awarded to such Restricted Stock Holder and which at the time of such termination of his or her Continuous Status as an Employee or Consultant is subject to the restrictions imposed by this Section shall, upon such termination of his or her Continuous Status as an Employee or Consultant, be forfeited and returned to the Company and the Restricted Stock Holder shall have no further claim to or interest in such Restricted Stock. If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant by reason of death or Disability, such Restricted Stock awarded to such Restricted Stock Holder which, at the time of such termination of his or her Continuous Status as an Employee or Consultant, is subject to the restrictions imposed by this Section, shall be free of restrictions and shall not be forfeited.

7.6      Issuance of Restricted Stock. The Administrator shall request of the
         ----------------------------
Company that each certificate in respect of Restricted Stock awarded under the Plan be registered in the name of the Restricted Stock Holder. The Restricted Stock Holder shall provide a stock power endorsed in blank to the Company and any certificate representing the Restricted Stock shall bear the following (or a similar) legend:

                  "The transferability of this certificate and the securities represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2000 Stock Plan of China Broadband Corp. Copies of such Plan are on file in the offices of China Broadband Corp."

7.7      Adjustments  to  Restricted  Stock  Awards.   The  Administrator   may,
         ------------------------------------------
in anticipation of a Change in Control, make such adjustments in the terms and conditions of outstanding Restricted Stock, as the Administrator in its sole discretion determines are equitably warranted under the circumstances, including declaring that any Restricted Stock Award not vested shall become fully vested. The Administrator in its discretion shall have the right to accelerate the time at which the Restricted Stock shall become vested and may do so as to one or more Restricted Stock Holders.

7.8      Restricted  Stock  Agreement.  At the time of a Restricted Stock Award,
         ----------------------------
the Participant shall enter into a Restricted Stock Agreement with the Company agreeing to the terms and conditions of the Restricted Stock Award and such other matters as the Company shall in its sole discretion determine.

7.9      Return of Unvested  Restricted  Stock.  Any Shares of Restricted Stock
         -------------------------------------
as to which rights have not vested in accordance with this Plan and as to which a Restricted Stock Holder no longer has any rights under this Plan shall be returned to the Company which thereafter shall have all rights of ownership and which may use such shares for further Awards under this Plan.



                     SECTION 8. STOCK WITHHOLDING TO SATISFY
                           WITHHOLDING TAX OBLIGATIONS

8.1      Withholding  Tax. At the discretion of the  Administrator, Participants
         ----------------
may  satisfy  withholding  obligations  as provided  in this  paragraph.  When a
Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws (including, without limitation, income and payroll withholding taxes), and Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, Participant may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Participant's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i)
have been owned by Participant for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (ii) have a fair market value on the date of surrender equal to (or less than, if other consideration is paid to the Company to satisfy the withholding obligation) Participant's marginal tax rate times the ordinary income recognized, plus an amount equal to the Participant's share of any applicable payroll withholding taxes, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

8.2      Reporting  Persons.  Any surrender by a Reporting Person of previously
         ------------------
owned Shares to satisfy tax withholding obligations arising upon exercise of this Award must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

8.3      Form of Election.  All elections by a Participant to have Shares with-
         ----------------
held to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following additional restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

                  (c) if Participant is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions; and

                  (d)  all  elections   shall  be  subject  to  the  consent  or
         disapproval of the Administrator.

8.4      Deferral of Tax Date.  In the event the election to have Shares  with-
         --------------------
held is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                       SECTION 9. ADJUSTMENTS UPON CHANGES
                    IN CAPITALIZATION; CORPORATE TRANSACTIONS

9.1      Changes  in   Capitalization.   Subject  to  any  required  action  by
         ----------------------------
the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

9.2      Dissolution  or  Liquidation.  In the event of the proposed dissolution
         ----------------------------
or liquidation of the Company, the Administrator shall notify Participants at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, Awards will terminate immediately prior to the consummation of such proposed action.

9.3      Change  in  Control  Transactions.  Except  as  otherwise  provided  in
         ---------------------------------
the instrument that evidences the Option, in the event of any Change in Control, each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Change in Control, become 100% vested. Notwithstanding the foregoing, vesting of shares subject to such Option shall not so accelerate if and to the extent that (i) in the opinion of the Company's accountants, it would render unavailable "pooling of interest" accounting for a transaction that would otherwise qualify for such accounting treatment; or (ii) such Option is, in connection with the Change in Control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation or its parent corporation. If the Administrator determines that such an assumption or replacement will be made, the Administrator shall give notice of such determination to the Participants and of the provisions of such assumption or replacement, and any adjustments made (i) to the number and kind of shares subject to the outstanding Awards (or to the options in substitution therefore),
(ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options. Any such determination shall be made in the sole discretion of the Administrator and shall be final, conclusive and binding on all Participants. If such Award is assumed or replaced in the Change in Control and is not otherwise accelerated at that time, vesting of all of the unvested shares subject to such Award shall be accelerated in the event the Participant's employment or services should subsequently terminate within six months following such Change in Control, unless such employment or services are terminated by the Company for Cause or by the Participant voluntarily without Good Reason. All unexercised Awards shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control, except to the extent assumed by the successor corporation or an affiliate thereof.

9.4      Certain  Distributions.  In the event of any  distribution  to the
         ----------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.



                               SECTION 10. GENERAL

10.1     Non-Transferability Of Options. Unless otherwise provided under the
         ------------------------------
Option Agreement, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised or purchased during the lifetime of Optionee, only by Optionee.

10.2     Time Of Granting Options. The date of grant of an Award shall,  for all
         ------------------------
purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

10.3     Conditions Upon Issuance Of Shares. Shares shall not be issued pursuant
         ----------------------------------
to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

10.4     Amendment and Termination.  The Board may at any time amend, alter,
         -------------------------
suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any grant theretofore made, unless mutually agreed otherwise, which agreement must be in writing and signed by Participant and the Company. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

10.5     Reservation Of Shares.  The Company, during the term of this Plan, will
         ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.6     Information To Optionees.  At the time of issuance of any securities
         ------------------------
under the Plan, the Company shall provide to Optionee a copy of the Plan and a copy of any agreement(s) pursuant to which securities granted under the Plan are issued.

10.7     Employment Relationship. The Plan shall not confer upon any Participant
         -----------------------
any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

10.8 Term Of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated as permitted herein.

10.9     Shareholder Approval.  Continuance of the Plan shall be subject to
         --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed and in accordance with the Company's bylaws. In the event such approval is not obtained in a timely manner, no Option granted hereunder shall be treated as an Incentive Stock Option.


This Plan was adopted by the Board on ____________________________.

This Plan was approved by the shareholders of the Company on __________________.